OPPENHEIMER INSURED TAX-EXEMPT FUND
                     Supplement dated October 13, 1995
                  to the Prospectus dated August 29, 1995

The Prospectus is amended as follows:

1. The third paragraph of the section titled "Investment Policies and Strategies" on page 10 is deleted and replaced with the following:

               Under normal market conditions, no more than 20% of the Fund's total assets will be invested in taxable investments. However, for temporary defensive purposes, the Fund may invest up to 100% of its assets in taxable certificates of deposit and commercial paper and taxable or tax-exempt money market instruments. The Fund may not invest more than 20% of its total assets in private activity municipal securities issued to benefit a private user, the interest on which may be subject to the Federal alternative minimum tax. The Fund may purchase Municipal Securities on a "when-issued" basis and may purchase or sell Municipal Securities on a "delayed delivery" basis.



October 13, 1995                                                 PS0865.003